================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2007


                             SEMOTUS SOLUTIONS, INC.

        - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                        0-21069                36-3574355
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On September 13, 2007, Mr. Richard Sullivan requested the conversion of the entire outstanding principal amount of $225,000 of the convertible promissory note issued to him on November 13, 2006, and all accrued interest up to and including September 13, 2007, which comes to a total of $240,000, into restricted common shares of Semotus Solutions, Inc. at a conversion price equal to two dollars ($2.00) per share (reflecting the 20 for 1 reverse split that occurred on July 20, 2007), which equals a total of 120,000 shares of our restricted common stock.

As part of the terms of the convertible promissory note, we agreed to file a registration statement with the Securities and Exchange Commission within sixty days of the date of the conversion request, to qualify the resale of the shares of common stock issuable upon the conversion of the note.

The securities to be issued in this conversion have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933. The appropriate restrictive legend will be placed on the certificates and stop transfer instructions will be issued to the transfer agent.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit
Number       Description                                                Location
------       -----------                                                --------
2.1          Investment Agreement by and among Semotus Solutions,       Incorporated by reference to Exhibit 2.2 of Registrant's
             Inc. and Richard Sullivan dated November 13, 2006.         Form 8-K filed on November 16, 2006.
4.1          Convertible Promissory Note dated November 13, 2006.       Incorporated by reference to Exhibit 4.1 of Registrant's
                                                                        Form 8-K filed on November 16, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SEMOTUS SOLUTIONS, INC.


     Date: September 18, 2007                   By: /s/ Anthony N. LaPine
                                                    --------------------------
                                                    Anthony N. LaPine,
                                                    Chief Executive Officer